                                                                    EXHIBIT 10.9

                               SUBLEASE AGREEMENT

The parties agree as follows:

DATE OF THIS SUBLEASE:

September 1, 1999

PARTIES TO THIS SUBLEASE:

Overtenant: THE MACMANUS GROUP, INC.

Address for notices: 1675 Broadway, New York, New York 10019

You, the Undertenant: BLUE MARBLE ADVANCED COMMUNICATIONS GROUP LTD.

Address for notices: 1675 Broadway, New York, New York 10019

If there are more than one Overtenant or Undertenant, the words "Overtenant" and "Undertenant" used in this Sublease include them.

INFORMATION FROM OVER-LEASE:

Landlord: EOP WORLDWIDE PLAZA, L.L.C., successor-in-interest to New York Communications Associates, L.P.

Address for notices: 540 Madison Avenue, New York, New York 10022

Overtenant: THE MACMANUS GROUP, INC., successor-in-interest to D'Arcy Masius Benton & Bowles, Inc.

Address for notices: 1675 Broadway, New York, New York 10019

Date of Over-Lease: As of October 16, 1996

Term: from: October 16 1999 to: January 31, 2010

A copy of the Over-Lease is attached as an important part of the Sublease.

TERM:

 1. ___________ years; ___________ months; Beginning: As of September 1, 1999 ending: March 31, 2001

PREMISES RENTED:

 2. 19,272 usable square feet on the thirty-third (33rd) floor at Worldwide Plaza Building, 825 Eight Avenue, New York, New York.

USE OF PREMISES:

 3. The premises may be used for in accordance with the terms of the Overlease only.

RENT:

 4. The yearly rent is $1,252,680.00. You, the Undertenant, will pay this yearly rent to Over-tenant in twelve equal monthly payments of $104,390.00. Payments shall be paid in advance on the first day of each month during the Term.

SECURITY:

AGREEMENT TO LEASE AND PAY RENT:

 6. Overtenant sublets the premises to you, the Undertenant, for the Term. Overtenant states that it has the authority to do so. You, the Undertenant, agree to pay the Rent and other charges as required in the Sublease. You, the Undertenant, agree to do everything required of you in the Sublease.

NOTICES:

 7. All notices in the Sublease shall be sent by certified mail, "return receipt requested".

SUBJECT TO:

 8. The Sublease is subject to the Over-Lease. It is also subject to any agreement to which the Over-Lease is subject. You, the Undertenant, state that you have read and initialed the Over-Lease and will not violate it in any way.

OVERTENANT'S DUTIES:

 9. The Over-Lease describes the Landlord's duties. The Overtenant is not obligated to perform the Landlord's duties. If the Landlord fails to perform, you, the Undertenant, must send the Overtenant a notice. Upon receipt of the notice, the Overtenant shall then promptly notify the Landlord and demand that the Over-Lease agreements be carried out. The Overtenant shall continue the demands until the Landlord performs.

CONSENT:

10. If the Landlord's consent to the Sublease is required, this consent must be received within ___ days from the date of this Sublease. If the Landlord's consent is not received within this time, the Sublease will be void. In such event all parties are automatically released and all payments shall be refunded to you, the Undertenant.

ADOPTING THE OVER-LEASE AND EXCEPTIONS:

11.

        NO AUTHORITY:    12. You, the Undertenant, have no authority to contact
                             or make any agreement with the Landlord about the premises or the Over-Lease. You, the Undertenant, may not pay rent or other charges to the Landlord, but only to the Overtenant.

          SUCCESSORS:    13. Unless otherwise stated, the Sublease is binding on
                             all parties who lawfully succeed to the rights or take the place of the Overtenant or you, the Undertenant. Examples are an assign, heir, or a legal representative such as an executor of your will or administrator of your estate.

             CHANGES:    14. This sublease can be changed only by an agreement
                             in writing signed by the parties to the Sublease.

          SIGNATURES:                             OVERTENANT:
                                                  THE MACMANUS GROUP, INC.
                                                  -----------------------------
                                                  By: /s/ DAVID WINCLECHTER
                                                  -----------------------------

                                                  You, the UNDERTENANT:
                                                  BLUE MARBLE ADVANCED
                         Witness:                 COMMUNICATIONS GROUP, LTD.
                                                  By: /s/ DAVID WINCLECHTER
                         -----------------------  -----------------------------

STATE OF             COUNTY OF               ss:
       On              19    before me personally appeared

to me known and known to me to be the individual(s) described in and who executed the foregoing Sublease, and duly acknowledged to me that he executed the same.

                                                  ----------------------------


               GUARANTY OF PAYMENT WHICH IS PART OF THE SUBLEASE

    DATE OF GUARANTY:                  19

            GUARANTOR
         AND ADDRESS:

           REASON FOR    1.  I know that the Overtenant would not rent the
            GUARANTY:        premises to the Undertenant unless I guarantee
                             Undertenant's performance. I have also requested the Overtenant to enter into the Sublease with the Undertenant. I have a substantial interest in making sure that the Overtenant rents the premises to the Undertenant.

            GUARANTY:    2.  The following is my Guaranty:
                             I guaranty the full performance of the Sublease by the Undertenant. This Guaranty is absolute and without any condition. It includes, but is not limited to, the payment of rent and other money charges.

                         In addition, I agree to these other terms:
           CHANGES IN    3.  This Guaranty will not be affected by any change
        SUBLEASE HAVE        in the Sublease, whatsoever. This includes, but is
           NO EFFECT:        not limited to, any extension of time or renewals.
                             The Guaranty will be binding even if I am not a party to these changes.

    WAIVER OF NOTICE:    4.  I do not have to be informed about any failure of
                             performance by Undertenant. I waive notice of nonpayment or nonperformance

         PERFORMANCE:    5.  If the Undertenant fails to perform under the
                             Sublease, the Overtenant may require me to perform without first demanding that the Undertenant perform.

WAIVER OF JURY TRIAL:    6.  I give up my right to trial by jury in any claim
                             related to the Sublease or this Guaranty.

             CHANGES:    7.  This Guaranty of payment and performance can be
                             changed only by written agreement signed by all parties to the Sublease an Guaranty.

          SIGNATURES:                             GUARANTOR:
                         WITNESS:
                                                  ----------------------------
                         ---------------------

                       RIDER TO SUBLEASE AGREEMENT DATED
                        AS OF SEPTEMBER 1, 1999, BETWEEN
                    THE MACMANUS GROUP, INC., AS OVERTENANT
                                      AND
                BLUE MARBLE ADVANCED COMMUNICATIONS GROUP LTD.,
                                 AS UNDERTENANT

        15. Undertenant shall be entitled to receive all services to be rendered to the premises pursuant to the terms of the Overlease. Overtenant shall cooperate with Undertenant, at no cost to Overtenant, in seeking to obtain the performance of Landlord to provide any such services.

        16. During the term of this Sublease, Undertenant will continue to have use of the furniture and fixtures currently located in the premises as of the date hereof, at no additional cost to Undertenant (but excluding any such furniture and fixtures which is specifically being sublet to Undertenant pursuant a separate equipment sublease agreement with The MacManus Group). Upon the termination of the term of the Sublease, such furniture and fixtures will be returned to Overtenant, in their current condition, ordinary wear and tear excepted.

        17. The use of the telephone equipment shall cost $3,903.00 per month, which represents the monthly depreciation expense to Overtenant, and which cost is included in the rent set forth in Article 4 of this Sublease. Undertenant may discontinue the telephone equipment on not less than 30 days prior written notice to Overtenant, and receive a credit of $3,903.00 per month against the rent for each month after its use of the telephone equipment has been discontinued.

        18. Undertenant shall pay to Overtenant, as additional rent, 100% of all amounts payable by Overtenant to Landlord for overtime services rendered to the premises by the Landlord which have been specifically requested by Undertenant, such as for overtime A/C, additional cleaning services and the like.

        19. Undertenant acknowledges that it has inspected the Premises and accepts such possession of the Premises in its "as is" condition.

        20. Undertenant shall not assign this Sublease or subsublet the Premises except with Overtenant's consent, which may be arbitrarily granted or withheld in Overtenant's sole discretion, and the Landlord's consent if and when required pursuant to the terms of the Lease.

        21. Undertenant, at its sole cost and expense, shall maintain such insurance as required of Tenant pursuant to the Overlease.

        22. On the date upon which the term hereof shall expire, by lapse of time or otherwise, Undertenant, at Undertenant's sole cost and expense, shall quit and surrender the Premises to Overtenant in the same good order and condition as Overtenant is delivering it to Undertenant.

        23. Overtenant and Undertenant represent that it did not deal with a broker in connection with this Sublease.

        24. Overtenant shall reimburse Undertenant an aggregate amount not to exceed Twenty Thousand ($20,000.00) Dollars for any permanent improvements to the Premises made by Undertenant, in accordance with the terms of the Lease, during the term of this Sublease, within twenty (20) days after Undertenant has furnished Overtenant with receipted invoices for such improvements. Such improvements shall not include furniture and furnishings, or communications or other equipment.

        25. This Sublease shall be binding upon the parties hereto and their respective successors and assigns.

                                            OVERTENANT:
                                            THE MACMANUS GROUP, INC.

                                            By: /s/  DAVID WINCLECHTER
                                               ---------------------------------

                                            UNDERTENANT:
                                            BLUE MARBLE ADVANCED
                                            COMMUNICATIONS GROUP, LTD.

                                            By: /s/  DAVID WINCLECHTER
                                               ---------------------------------



                                       3